Listing Report:Supplement No. 8 dated Jan 01, 2013 to Prospectus dated Nov 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-182599
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 689141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.24%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$542.50

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1994	Debt/Income ratio:	11%
Credit score:	700-719 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	16y 9m
Amount delinquent:	$2,602	Total credit lines:	17	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,407	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	37	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	bonus-fort548	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: to help pay off some bills and I need to make repairs on my boat
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I am employed, have improved my credit over the years and would have weekly payments deducted right from my account.

Monthly net income: $67,500.00
Monthly expenses: $
Housing: $
Insurance: $140.00
Car expenses: $
Utilities: $
Phone, cable, internet: $125.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	0.99%
Term:	12 months

Lender yield:	4.86%	Borrower rate/APR:	5.86% / 6.80%	Monthly payment:	$1,032.03

Lender servicing fee:	1.00%	Effective Yield*:	4.80%
		Estimated return*:	3.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1991	Debt/Income ratio:	17%
Credit score:	780-799 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	14y 8m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,839	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	nourishing-generosity9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	780-799 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Dec-2011) 800-819 (Feb-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...i have a good saving to support my loan like 401k, house and pay on time history. good income
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$160.73

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2001	Debt/Income ratio:	17%
Credit score:	820-839 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,559	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	loan-amplifier6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to buy supplies and renovations for my business.

My financial situation:
I am a good candidate for this loan because I have an excellent credit rating, stable income and low debt to income ratio. The loan will help to generate even more income and even if it does not, my income and ability to pay for this loan will not be affected.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,200.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$89.10

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1990	Debt/Income ratio:	54%
Credit score:	680-699 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,318	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	credit-shaker970	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other- Family Emergency
Purpose of loan:
This loan will be used to...help my daugther out with her emergency.

My financial situation:
I am a good candidate for this loan because I have always paid on time and have never filed for bankruptcy.

Monthly net income: $1500.00
Monthly expenses: $
Housing: $500
Insurance: $98
Car expenses: $175
Utilities: $0
Phone, cable, internet: $56
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $150
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$77.90

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2005	Debt/Income ratio:	38%
Credit score:	700-719 (Jan-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$674	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	eclair564	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.74%
Term:	12 months

Lender yield:	10.09%	Borrower rate/APR:	11.09% / 16.80%	Monthly payment:	$486.33

Lender servicing fee:	1.00%	Effective Yield*:	9.58%
		Estimated return*:	4.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2003	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,156	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	rupee-prodigy3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I have stable income and credit payment history. I am looking to consolidate as my credit cards have high interest rates.

Monthly net income: $ 3420.35
Monthly expenses: $ 2626.00
Housing: $ 900.00
Insurance: $ 118.00
Car expenses: $645.00
Utilities: $included in housing
Phone, cable, internet: $45.00
Food, entertainment: $300.00
Clothing, household expenses: $200.00
Credit cards and other loans: $ 218.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.25%
Term:	60 months

Lender yield:	27.95%	Borrower rate/APR:	28.95% / 31.63%	Monthly payment:	$95.13

Lender servicing fee:	1.00%	Effective Yield*:	25.52%
		Estimated return*:	13.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2009	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,777	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	worldly-openness144	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to pay off credit card debt & hospital bills.

My financial situation:
I am a good candidate for this loan because I always make payments on time & have a steady income.

Housing: $ 600
Insurance: $ 280
Car expenses: $ 289
Phone, cable, internet: $ 91.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$410.29

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2003	Debt/Income ratio:	31%
Credit score:	760-779 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,307	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	newest-return-party7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosmetic Procedures
Purpose of loan:
This loan will be used to a laser scar removal on my face, liposuction on my stomach, thighs and behind.

My financial situation: Good
I am a good candidate for this loan because I am a financially responsible person. Always make payments on time, do not have much debt on credit cards, with good health and I am planning to get a part-time job for extra money. I paid off my car with payment of almost the same amount every month as the loan amount requiring. Boyfriend helps me here and there.

Monthly net income: $ 2000
Monthly expenses: $ 1000 (includes following)
Housing: $ 250 a month
Insurance: $ 260 twice a year
Car expenses: $ 20 a week
Utilities: $ 25 a month
Phone, cable, internet: $ 40 a month
Food, entertainment: $ 200 a month
Clothing, household expenses: $ 200 a month
Credit cards and other loans: $ 50 a month
Other expenses: $ 200 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	36 months

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$118.00

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1998	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,861	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	resonance261	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: auto repair
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	12 months

Lender yield:	6.69%	Borrower rate/APR:	7.69% / 11.41%	Monthly payment:	$1,736.90

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1992	Debt/Income ratio:	23%
Credit score:	840-859 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,809	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	trade-palmetto13	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have been employed as an executive for over 5 years, nearly 3 years at current employer with an excellent income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.74%
Term:	36 months

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$222.34

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2003	Debt/Income ratio:	16%
Credit score:	680-699 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$719	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	peace-medalist	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan: Wedding expenses

This loan will be used to purchase the dress, my KILT, the fold out tables, catering, guest gifts, and decorations for our back yard scottish themed wedding.

My financial situation:
I am a great candidate for this loan because I am in a stable position as a Network Administrator for the City of Fredericksburg and have been able to pay on all of my credits on time and am on track to continue to build my credit as I have over the past 4 years. I am able to put this loan payoff as a top priority in order to give the investor comfort and confidence in their endeavor.

Monthly net income: $ 3300
Monthly expenses: $ 200
Housing: $ 1650
Insurance: $ 150
Car expenses: $ 350
Utilities: $ 0
Phone, cable, internet: $ 100
Food, entertainment: $ 100
Clothing, household expenses: $ 80
Credit cards and other loans: $ 200
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	60 months

Lender yield:	29.97%	Borrower rate/APR:	30.97% / 33.71%	Monthly payment:	$131.81

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	13.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1997	Debt/Income ratio:	11%
Credit score:	600-619 (Jan-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,602	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	wise-payout-taiko	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2012)
Principal balance:	$3,135.77	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$122.67

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	14%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$5,114	Total credit lines:	20	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	wise-spry-repayment	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan: Consolidate bills
This loan will be used to...Consolidate bills

My financial situation: Stable
I am a good candidate for this loan because...I have a permanate job and can make monthly payments to repay the loan

Monthly net income: $2128.0
Monthly expenses: $1022..00
Housing: $588.00
Insurance: $
Car expenses: $
Utilities: $175
Phone, cable, internet: $159.
Food, entertainment: $100.
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	60 months

Lender yield:	10.01%	Borrower rate/APR:	11.01% / 13.25%	Monthly payment:	$543.69

Lender servicing fee:	1.00%	Effective Yield*:	9.78%
		Estimated return*:	7.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1987	Debt/Income ratio:	13%
Credit score:	760-779 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 22	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$376,176	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	ingenious-repayment3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
consolidate credit card debt so that I can focus on eliminating it completely from my life!

My financial situation:
I am a good candidate for this loan because I have an excellent credit score, I'm diligent about paying things back and I've put together a budget and financial plan to end this weight around my neck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.99%
Term:	60 months

Lender yield:	15.28%	Borrower rate/APR:	16.28% / 18.64%	Monthly payment:	$367.01

Lender servicing fee:	1.00%	Effective Yield*:	14.64%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-2002	Debt/Income ratio:	28%
Credit score:	680-699 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,309	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	briancooper	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 660-679 (Feb-2008) 640-659 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Restructuring
Purpose of loan:
I will be using this loan to pay off my debt so I can make one monthly payment. With this loan, I will be able to manage a quick repayment as my monthly payment will drop considerably.

My financial situation:
I am a good candidate for this loan because I have made all of my prior loan payments on time and in full.

I have started a business from the ground up, and it currently has revenues that exceed $300k+ a year. I've had the business for seven years and it grows at a rate of at least 30% per year. Much of my revolving debt was due to starting this business and I expect to have this loan paid in full quickly.

Thank you.
Information in the Description is not verified.